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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                        ___________________________


                                 FORM 8-K

                              CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


                     MARCH 30, 2001 (MARCH 23, 2001)
             Date of Report (Date of earliest event reported)


                       AVAX TECHNOLOGIES, INC.
         (Exact name of Registrant as specified in its charter)


         DELAWARE                    000-29222                  13-3575874
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                     Identification Number)


                          4520 MAIN STREET
                              SUITE 930
                        KANSAS CITY, MO 64111
              (Address of principal executive offices)



                           (816) 960-1333
       (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     On March 23, 2001, the Company announced that it had received oral communication from the U.S. Food and Drug Administration that clinical activities for both the Company's M-Vax(TM) and O-Vax(TM) autologous cancer vaccines have been placed on clinical hold pending further review by the agency. The Company believes that the FDA is currently examining the need to establish the sterility of tumor cells received by the Company to prepare AC vaccines. The FDA's inquiry does not appear to involve the Company's handling of tumor cells, the preparation of vaccines or the Company's manufacturing practices. The inquiry appears to be the result of evolving agency requirements for cell-derived products, such as M-Vax and O-Vax, as these products progress toward licensure. The Company believes that the sterility issue involves a limited number of tumors received by the Company to date.

     The Company is continuing to treat patients who are currently receiving M-Vax until they complete their current vaccine regimen. While the hold is in effect, the Company will not, however, treat any new patients with M-Vax or O-Vax. The Company will, however, continue to collect tumor and be in a position to prepare vaccines when the partial hold has been resolved. Although some patients have been treated with non-sterile vaccines in the past, the Company has not identified any serious or life threatening adverse experience associated with these vaccine administrations.

     The Company has complied with all of the FDA's requests to date for additional information and is awaiting further information so that this situation can be resolved. Although the Company has not yet received any written communication from the agency, based on the information currently available to it, the Company believes that this is a short-term situation that will not have any long-term impact on the Company's future prospects. The Company is working closely with the FDA to resolve this matter expeditiously and will continue to communicate its progress.

     EXCEPT FOR STATEMENTS THAT ARE HISTORICAL, THE STATEMENTS IN THIS RELEASE ARE "FORWARD-LOOKING" STATEMENTS THAT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES, AND IN LIGHT OF THE SIGNIFICANT UNCERTAINTIES INHERENT IN SUCH STATEMENTS, THE INCLUSION OF SUCH INFORMATION SHOULD NOT BE REGARDED AS A REPRESENTATION BY AVAX THAT THE OBJECTIVES AND PLANS OF THE COMPANY WILL BE ACHIEVED; IN FACT, ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS. MANY IMPORTANT FACTORS AFFECT THE COMPANY'S ABILITY TO ACHIEVE THE STATED OUTCOMES AND TO SUCCESSFULLY DEVELOP AND COMMERCIALIZE ITS PRODUCT CANDIDATES, INCLUDING, AMONG OTHER THINGS, THE ABILITY TO OBTAIN AND MAINTAIN ALL NECESSARY PATENTS OR LICENSES, TO DEMONSTRATE THE SAFETY AND EFFICACY OF PRODUCT CANDIDATES AT EACH STAGE OF DEVELOPMENT, TO MEET APPLICABLE REGULATORY STANDARDS AND RECEIVE REQUIRED REGULATORY APPROVALS, TO MEET OBLIGATIONS AND REQUIRED MILESTONES UNDER ITS LICENSE AGREEMENTS, TO BE CAPABLE OF PRODUCING DRUG CANDIDATES IN COMMERCIAL QUANTITIES AT REASONABLE COSTS, TO COMPETE SUCCESSFULLY AGAINST OTHER PRODUCTS, OBTAIN SUBSTANTIAL ADDITIONAL FUNDS, AND TO MARKET PRODUCTS IN A PROFITABLE MANNER, AS WELL AS OTHER RISKS DETAILED FROM TIME TO TIME IN AVAX'S PUBLIC DISCLOSURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING, WITHOUT LIMITATION, ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AND THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, WHICH THE COMPANY EXPECTS TO FILE ON OR BEFORE APRIL 2, 2001. AVAX DOES NOT UNDERTAKE ANY OBLIGATION TO PUBLICLY RELEASE ANY REVISIONS TO THESE FORWARD-LOOKING STATEMENTS OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.


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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               AVAX TECHNOLOGIES, INC.

Date: March 30, 2001

                                               By: /s/ David L. Tousley
                                                   ----------------------------
                                               Name:  David L. Tousley
                                               Title: Chief Operating Officer











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